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                                                                   Exhibit 99.2

                         UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF CONNECTICUT
                               HARTFORD DIVISION

------------------------------------------
IN RE:
                                                           CHAPTER 11
ONE IP VOICE, INC., f/k/a FARMSTEAD
TELEPHONE GROUP, INC.,                                     CASE NO. 06-21242
OIPV CORP. f/k/a ONE IP VOICE, INC.,                       CASE NO. 06-21243

         Debtors                                           Jointly Administered

---------------------------------------

               ORDER SUPPLEMENTING CONSENT ORDER (1) AUTHORIZING
            CONTINUED USE OF CASH COLLATERAL, (2) PROVIDING ADEQUATE PROTECTION UNDER 11 U.S.C. [SECTIONS]105, 361 AND 363, AND (3) PROVIDING FOR
        STAY RELIEF PURSUANT TO 11 U.S.C. [SECTION]362(D) AND DEFINING
          ROLES, RESPONSIBILITIES AND COMPENSATION OF CERTAIN OFFICERS
          ------------------------------------------------------------

      Upon consideration of the Debtors' Motion for Use of Cash Collateral on Preliminary and Final Basis dated January 23, 2007 ("Motion") filed by One IP Voice, Inc. f/k/a Farmstead Telephone Group, Inc. ("One IP Voice") and OIPV Corp. f/k/a One IP Voice, Inc. ("OIPV"), debtors and debtors-in-possession (One IP Voice and OIPV collectively referred to as "Debtors"), upon which Motion, the Court, on or about January 31, 2007, entered a Consent Order (1) Authorizing Continued Use of Cash Collateral, (2) Providing Adequate Protection Under 11 U.S.C. ss.ss. 105, 361 and 362, and (3) Providing for Stay Relief Pursuant to 11 U.S.C. ss. 362(d) ("Consent Order"), which Consent Order contains a provision relating to the replacement, and the reduction in salary, of the Debtors' Chief Executive Officer, and after a hearing upon due notice on February 1, 2007 on the United States Trustee's Motion Requesting an Order Directing the Appointment of a Chapter 11 Trustee, and it appearing to the Court that just cause exists to supplement the Consent Order to the extent provided herein, and upon the agreement of the
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parties, that is, the Debtors, by and through their counsel, Reid and Riege,
P.C., the Joint Committee of Unsecured Creditors appointed in the Debtors' cases, by and through its counsel, Zeisler & Zeisler, P.C., and Laurus Master Funds, Ltd. ("Laurus"), by and through its counsel, Pullman & Comley, LLC, it is hereby:

      ORDERED, that, as of the date hereof, the Debtors shall be and hereby are authorized to appoint Fred Robertson as their Chief Executive Officer ("CEO") in place of the current CEO, Jean-Marc Stiegemeier, with Mr. Stiegemeier remaining as the Chairman of the Debtors' Board of Directors provided, however, that the services to be performed by Mr. Robertson and Mr. Stiegemeier shall be in accordance with the roles and responsibilities defined in EXHIBIT A hereto and, provided further, that Mr. Robertson and Mr. Stiegemeier shall be authorized to be compensated in amounts not exceeding what is set forth in EXHIBIT B hereto, without a further order of the Court; and it is further

      ORDERED, that, in connection with the foregoing, and to the extent Mr. Robertson becomes obligated, in any way, to fund the deductible portion, or any part thereof, of the Debtors' directors and officers liability insurance policy, then the following shall apply:

      (a) To the fullest extent allowed by law, Mr. Robertson shall not be subject to any liability to the Debtors for any act or omission relating to, in connection with or arising out of services rendered hereunder, provided he acts in accordance with the standards of a reasonably prudent business person acting in a similar capacity for a similarly situated business.
      (b) The Debtors are authorized to release, indemnify and hold Mr. Robertson harmless from and against any losses, claims, damages or liabilities to which Mr. Robertson may become subject and shall promptly reimburse Mr. Robertson for any legal or other expenses (including the cost of any investigations and the hiring of any accountant or other experts) reasonably incurred by Mr. Robertson relating to, in connection with or arising from the services rendered hereunder, whether or not resulting in any liability,
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            provided he acts in accordance with the standards of a reasonably prudent business person acting in a similar capacity for a similarly situated business.
      (c) Notwithstanding the foregoing, however, nothing herein shall be construed to obligate Laurus to indemnify Mr. Robertson. In addition, the foregoing is not binding upon any Chapter 11 or Chapter 7 trustee appointed in the Debtors' cases.

And it is further

      ORDERED, that nothing herein shall otherwise affect the terms and conditions of the Consent Order, all of which shall remain in full force and effect.

      Dated at Hartford, Connecticut this 5th day of February, 2007.


                                       /s/ Robert L. Krechevsky
                                       ------------------------------
                                       Robert L. Krechevsky
                                       United States Bankruptcy Judge


APPROVED AND AGREED:

ONE IP VOICE, INC. AND OIPV CORP.


By /s/ Jon P. Newton
   -------------------------------
   Jon P. Newton, Esq.
   Federal Bar No. ct03376
   Reid and Riege, P.C.
   Their Attorneys
   One Financial Plaza, 21st Floor
   Hartford, CT 06103
   (860) 278-1150
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By Elizabeth J. Austin
   -------------------------------
   Elizabeth J. Austin, Esq.
   Federal Bar No. ct04384
   Pullman & Comley, LLC
   850 Main Street, P.O. Box 7006
   Bridgeport, CT 06601-7006
   (203) 330-2000
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                                   EXHIBIT A

                           ROLES AND RESPONSIBILITIES

           Chief Executive Officer (CEO) of debtors - Fred Robertson
           ---------------------------------------------------------

o     Responsible for ordinary course, day to day business
o     Authorized signatory for debtors
o Ensuring the following of cash collateral and/or debtor-in-possession financing agreements
o     Cash management authority for daily disbursements in the ordinary course
o     Responsible for all financial and overhead personnel
o Responsible for maintaining compliance with financial covenants and agreements
o     Bankruptcy counsel and other Court appointed professionals report to CEO
o     Operations people report to CEO
o Ensure company reporting requirements including monthly operating reports, schedules and statement of financial affairs

                        Chairman - Jean-Marc Stiegemeier
                        --------------------------------

o Advise CEO with respect to CEO's responsibilities including, among others, actions necessary for company to comply with responsibilities as public company
o     Maintain position as Chairman of the Board of Directors
o Notwithstanding the foregoing, Mr. Stiegemeier shall play no role whatsoever on behalf of the debtors with respect to the sales of the debtors' assets and shall continue to be separated from that process; accordingly, Mr. Stiegemeier may not consult with bankruptcy counsel outside the presence of CEO; must remove himself from any meetings of the debtors' Board of Directors in which the sales process is discussed; and may not have access to minutes of such meetings in which the sales process is discussed unless those minutes are shared with all bidders of the debtors' assets

               Financial Advisors - Development Specialists, Inc.
               --------------------------------------------------

o Provide operations, financial and restructuring advice for the debtors, as more particularly described in retention pleadings
o     Supervise the sales process in conjunction with the CEO
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                                   EXHIBIT B

           Chief Executive Officer (CEO) of debtors - Fred Robertson
           ---------------------------------------------------------

o     Salary increased from $150,000 to $200,000
o     Remains covered by D&O insurance
o Carve-outs in cash collateral and/or debtor-in-possession financing agreements relating to payment of non-insider wages and post-petition taxes which, if unpaid, may result in individual liability
o     To extent permissible, exculpation clause relating to limited liability

                        Chairman - Jean-Marc Stiegemeier
                        --------------------------------

o     Maintains medical and health benefits
o     Debtor continues to pay for use of vehicle
o     Weekly salary of $2,000
o Maintains right to assert claim upon rejection of employment contract (except for reduction in salary as provided herein)
o     Debtor pays no further monies in connection with management housing